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                                  LEONARD OSSER
                               110 E. 71ST STREET
                               NEW YORK, NY 10021




                                                     April 15, 2003


Milestone Scientific Inc.
220 South Orange Avenue
Livingston, NJ 07039
Attn: Thomas Stuckey-Chief Financial Officer

         RE:      Milestone Scientific Inc.
                  Deferral of Payment of $32,000

Dear Sirs:

         Please be advised that I hereby agree to defer until January 2, 2005 the payment of principal and any interest on a $32,000 loan I have made to Milestone Scientific Inc. in January 2003.


                                                     Very truly yours,


                                                     /s/ Leonard Osser